UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

ALPHA TEKNOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40538	94-3368109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2451 Bert Drive

Hollister, CA 95023

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 637-1100

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TKNO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2024, Alpha Teknova, Inc. (the “Company”) entered into limited waivers and amendments (collectively “Amendment No. 5”) to (i) the May 10, 2022, Amended and Restated Credit and Security Agreement (Term Loan), as amended on November 8, 2022, March 28, 2023, July 13, 2023, and September 19, 2023 and (ii) the May 10, 2022, Amended and Restated Credit and Security Agreement (Revolving Loan) as amended on November 8, 2022, March 28, 2023, July 13, 2023 and September 19, 2023 (together, the “Amended Credit Agreement”), in each case with the Company as borrower and with MidCap Financial Trust (“MidCap”) as agent and lender, and the additional lenders from time to time party thereto. Amendment No. 5 modifies the credit facility established under the Amended Credit Agreement, consisting of a $52.135 million senior secured term loan (the “Term Loan” or, as amended by Amendment No. 4, the “Amended Term Loan”) and a $5.0 million working capital facility.

The Amended Credit Agreement includes minimum net revenue requirements that are measured on a trailing twelve-month basis and a minimum cash requirement. The Company determined that it was not in compliance with the trailing twelve months minimum net revenue covenant as of November 30, 2023 and January 31, 2024. Amendment No. 5 includes a waiver from MidCap of the revenue covenant violation for each of the periods ending November 30, 2023 and January 31, 2024. Amendment No. 5 reduced these requirements for future periods up to and including for the twelve months ending December 31, 2024—for example, the Company’s minimum net revenue requirement was reduced for the twelve months ending December 31, 2024, from $42 million to $34 million. Amendment No. 5 also removed those requirements for the periods ending January 31, 2025 through December 31, 2025, instead requiring that for each applicable twelve-month period ending after December 31, 2024, the Company’s minimum net revenue requirement will be determined by MidCap in its reasonable discretion in consultation with the Company’s senior management and based on financial statements and projections delivered to MidCap in accordance with the financial reporting requirements in the Amended Credit Agreement, so long as the minimum net revenue requirements for those periods shall not be less than the greater of (x) the applicable minimum net revenue requirement for the twelve-month period ending on the last day of the immediately preceding month and (y) $34.0 million. In addition, Amendment No. 5 also removed the advance rate for finished goods inventory in the determination of the borrowing base for the Revolving Loan and increased the minimum cash requirement from $9.0 million to $10.0 million. Finally, Amendment No. 5 conditions the next borrowing under the Revolving Loan on the Company achieving net revenue for the preceding twelve-month period of at least $38.0 million down from $45.0 million. The Amended Credit Agreement is unmodified in all other material respects.

As a condition to the effectiveness of Amendment No. 5, the Company issued to MidCap Funding XXVII a warrant to purchase up to an aggregate of 125,000 shares (the “Common Warrant”) of common stock (the “Common Stock”) with an exercise price of $2.9934 per share, subject to adjustment as provided therein. The Common Warrant is exercisable immediately, and will expire on the earlier to occur of the (i) expiration of the Common Warrant pursuant to Section 1.6 thereof, or (ii) tenth (10th) anniversary of the Issue Date (as defined therein). The exercise price and number of shares of Common Stock issuable upon the exercise of the Common Warrant will be subject to adjustment in the event of any stock dividend, stock split, recapitalization, reorganization or similar transaction, as described in the Common Warrant. MidCap may exercise the Common Warrant for cash or by means of a “cashless exercise.”

The foregoing summaries of the form of Common Warrant and amendments comprising Amendment No. 5 do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such documents, which are filed as Exhibit 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K (the “Current Report”) and are incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On March 11, 2024, Alpha Teknova, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2023 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02, including the Press Release, is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure in Item 1.01 of this Current Report regarding the Common Warrant is incorporated by reference into this Item 3.02.

The Common Warrant was issued to MidCap Funding XXVII in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. MidCap Funding XXVII has represented to the Company that it is an “accredited investor,” as defined in Regulation D, and will acquire such warrant for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

The Common Warrant will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor the Warrant is an offer to sell or the solicitation of an offer to buy shares of Common Stock or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description
4.1		Common Warrant to Purchase Common Stock of Alpha Teknova, Inc. issued to MidCap Funding XXVII on March 8, 2024.
10.1	*

Limited Waiver and Amendment No. 5 to the Amended and Restated Credit and Security Agreement (Term Loan), by and among Alpha Teknova, Inc. and MidCap Financial Trust, as agent and as a lender, and the additional lenders from time to time party thereto.

10.2	*

Limited Waiver and Amendment No. 5 to the Amended and Restated Credit and Security Agreement (Revolving Loan), by and among Alpha Teknova, Inc. and MidCap Financial Trust, as agent and as a lender, and the additional lenders from time to time party thereto.

99.1		Press Release issued by Alpha Teknova, Inc., dated March 11, 2024.
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to furnish supplemental copies of any of the omitted Schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA TEKNOVA, INC.
Date: March 11, 2024	By:	/s/ Stephen Gunstream
Stephen Gunstream
President and Chief Executive Officer